SPDR® SERIES TRUST

SPDR® Bloomberg Barclays 1-3 Month T-Bill ETF

(the “Fund”)

Supplement dated April 28, 2017 to the Prospectus

dated October 31, 2016, as supplemented

Effective May 1, 2017 (the “Effective Date”), the Fund’s net asset value will be calculated twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time). Accordingly, as of the Effective Date, the second and third paragraphs of the “ADDITIONAL PURCHASE AND SALE INFORMATION” section beginning on page 175 of the Prospectus are replaced with the following:

The trading prices of Fund Shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant Fund’s net asset value, which is calculated for each Fund other than the SPDR Bloomberg 1-3 Month T-Bill ETF once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. With respect to the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF, the Fund’s net asset value is calculated twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE. Fund Shares will trade on the Exchange at prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the calculated net asset value of Fund Shares. The trading prices of Fund Shares may deviate significantly from the relevant Fund’s net asset value during periods of market volatility. Given, however, that Fund Shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Information showing the number of days the market price of Fund Shares was greater than the relevant Fund’s net asset value and the number of days it was less than the relevant Fund’s net asset value (i.e., premium or discount) for various time periods is available by visiting the Funds’ website at https://www.spdrs.com.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (“IOPV”) relating to the Funds. The IOPV calculations are estimates of the value of the Funds’ net asset value per Fund Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Fund Share, which is calculated only once a day for each Fund except the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF, which calculates its net asset value twice daily. Neither the Funds nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

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